UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2012

EZCORP, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Capital Parkway, Austin, Texas 78746

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (512) 314-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition

On January 19, 2012, EZCORP, Inc. issued a press release announcing its results of operations and financial condition for the first fiscal quarter ended December 31, 2011. A copy of that press release is attached as Exhibit 99.1.

As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

The press release furnished in Exhibit 99.1 presents the financial results in accordance with GAAP . In addition, net income, consolidated operating income and earnings per share for the first fiscal quarter ended December 31, 2010 are also presented on a non-GAAP basis. Information sufficient to reconcile the non-GAAP measure to the GAAP measure is also presented. This non-GAAP financial measure is not meant to be considered in isolation or as a substitute for the corresponding GAAP measure.

As noted in the press release, the only difference between the presented non-GAAP measures and the GAAP measures is the exclusion of the effect of a one-time charge related to the retirement of the Company’s former Chief Executive Officer and related tax benefit. The Company believes that excluding this one-time charge from the Company’s current period GAAP results as well as expected GAAP results allows management and investors to better understand the Company’s financial performance from period to period and in relation to the Company’s operating results. Management does not believe that the excluded one-time charge is reflective of underlying operating performance. The presentation of these non-GAAP financial measures facilitates an enhanced understanding of the Company’s actual and expected performance and enables more meaningful period-to-period comparisons.

The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing made by EZCORP under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 8.01 — Other Events

On January 19, 2012, EZCORP, Inc. issued a press release announcing it had entered into a definitive agreement to acquire a 60% ownership interest in Prestaciones Finmart, S.A. de C.V., SOFOM, E.N.R. (“Crediamigo”), a specialty consumer finance company headquarter in Mexico City. A copy of that press release is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated January 19, 2012, announcing EZCORP, Inc.’s results of operations and financial condition for the first fiscal quarter ended December 31, 2011

99.2	Press Release, dated January 19, 2012, announcing definitive agreement to acquire ownership interest in Crediamigo

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date: January 19, 2012	By:	/s/ Stephen A. Stamp
Stephen A. Stamp
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated January 19, 2012, announcing EZCORP, Inc.’s results of operations and financial condition for the first fiscal quarter ended December 31, 2011.

99.2	Press Release, dated January 19, 2012, announcing definitive agreement to acquire ownership interest in Crediamigo